SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: January 25, 2000

                Date of Earliest Event Reported: January 21, 2000

                         Commission File Number 0-28840

                                 IMRglobal Corp.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)


            Florida                                       59-2911475
 -------------------------------            ------------------------------------
 (State or Other Jurisdiction of            (I.R.S. Employer Identification No.)
 Incorporation or Organization)



                            100 South Missouri Avenue
                            Clearwater, Florida 33756
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)



                                 (727) 467-8000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)



                                       N/A
                         -------------------------------
                         (Former Name or Former Address,
                          if Changed Since Last Report)


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 ITEM 5. OTHER EVENTS

         On January 21, 2000 we announced that we anticipate revenue to be in the range of $45 million to $50 million for the 4th quarter and earnings per share before one time charges to be a loss in the range of $0.12 to $0.15. These results are lower than what we expected and have been caused by continued delays in a number of contract signings and project delays as customers maintained budgetary reserves for possible Y2K problems in the 4th quarter of 1999 and the 1st quarter of 2000.

         Except for historical information, some matters discussed in this Form 8-K constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We note that a variety of risk factors could cause our actual results and experience to differ materially from the anticipated results or other expectations expressed in our forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits:

              None

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


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            IMRglobal Corp.

Date     January 25, 2000                   /s/ Satish K. Sanan
     -------------------------------        -------------------------
                                            Satish K. Sanan
                                            Chief Executive Officer

Date     January 25, 2000                   /s/ Robert M. Molsick
     ------------------------------         -------------------------
                                            Robert M. Molsick
                                            Chief Financial Officer

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